                                The Portugal Fund, Inc.
                                -----------------------
                                Annual Report
                                December 31, 1998








                                [GRAPHIC]

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          6

Schedule of Investments......................................................................          7

Statement of Assets and Liabilities..........................................................          8

Statement of Operations......................................................................          9

Statement of Changes in Net Assets...........................................................         10

Financial Highlights.........................................................................         11

Notes to Financial Statements................................................................         12

Report of Independent Accountants............................................................         15

Results of Annual Meeting of Shareholders....................................................         16

Tax Information..............................................................................         16

Description of InvestLink(SM) Program........................................................         17

PICTURED ON THE COVER IS A SCENIC VIEW OF LISBON, PORTUGAL FROM THE MAR DE
PALHA.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                               February 12, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Portugal Fund, Inc. (the "Fund") for the year ended December 31, 1998.

At December 31, 1998, the Fund's net assets were $98.1 million. Net asset value ("NAV") per share was $18.31 (net of dividends paid of $5.69 per share), as compared to $19.45 at December 31, 1997.

PERFORMANCE: SLIGHTLY BEHIND BENCHMARK

For the year ended December 31, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was 26.3%, versus 27.9% for the Morgan Stanley Capital International Portugal Index (the "Index").

The Fund underperformed the Index benchmark due to a combination of sector allocation and cash management. The most prominent negative in terms of sector allocation was my underweighting of banks. As I will describe, banks are the most heavily represented industry in the Portuguese equity market, and they soared in 1998 on expectations of industry consolidation. I underweighted banks relative to the Index in part because of their high valuations; at one point during the year, they were trading at multiples of greater than five times book value. Historically, such valuations for banks are very rich, and have typically led to significant disappointments in the group's share prices.

1998: A GOOD YEAR FOR PORTUGUESE STOCKS

The Portuguese equity market was among the world's strongest in 1998. As measured by Morgan Stanley Capital International's ("MSCI's") individual country indices, Portugal was the 11th-best performer. Its 27.9% return ranked it comfortably ahead of aggregate developed-nation markets (e.g., MSCI's World Index, which rose 24.8%) and dramatically higher than the emerging markets with which it is often grouped (e.g., MSCI's Emerging Markets Free Index, which fell 25.3%).

THREE FACTORS WERE MOST RESPONSIBLE FOR PORTUGAL'S ROBUST SHOWING:

INTEREST-RATE CONVERGENCE. One of the key themes for investment in Portugal in recent years has been European Monetary Union ("EMU"). Investors have particularly focused on the requirement that individual-country short-term interest rates in Europe converge into a single European rate for the launch of the new euro currency on January 1, 1999. Portuguese short-term rates fell 190 basis points in 1998 (to 3.00% from 4.90%) precisely for this reason, climaxing with a 75-basis-point cut on December 3, 1998 in coordination with the other EMU member nations.

The macroeconomic benefits of lower interest rates should continue to play a meaningful role in keeping Portugal attractive to equity investors, as well as foreign sources of capital more generally.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

EXPECTED FINANCIAL-SECTOR CONSOLIDATION. Portuguese stock prices also received a boost from expectations of consolidation within the financial sector, which is the biggest component of the equity market (I.E., about 28% of total capitalization). The likelihood of consolidation has risen over the last few years and remains driven by two forces. These are the need to cut costs to improve bottom-line performance; and the recognition that competitiveness in the era of the pan-European marketplace will require the greater financial muscle and operating efficiencies that only the larger institutions possess.

Even the largest Portuguese banks have only a small share of the broader Iberian financial market, which includes Portugal and Spain. They could thus be hard-pressed to compete against the larger Spanish and non-Iberian institutions that are likely to expand into Portugal when its banking market is opened. For many Portuguese banks, then, the only recourse will be to submit to acquisition by bigger companies.

MINIMAL EXPOSURE TO EMERGING MARKETS/HIGH EXPOSURE TO EUROPE. Fortunately for Portuguese equities in 1998, the nation's economy is minimally exposed to the battered economies of Asia, Latin America and Russia. Emerging markets account for only about 5% of Portuguese exports, for instance, including just 1% to Brazil and 0.3% to Russia. In fact, over 80% of Portuguese trade is with countries in the European Union, whose economic prospects are considerably more favorable.

PORTFOLIO STRATEGY: MAINTAINING EMPHASIS ON BLUE-CHIPS

TOP 10 HOLDINGS, BY ISSUER *

                                                     % OF
                                                     NET
      HOLDING                        SECTOR         ASSETS
      ------------------------  -----------------  --------
   1. Portugal Telecom              Telecom.          20.5
   2. EDP                           Electric          15.1
   3. Jeronimo Martins          Food/Bev./Tobacco     10.9
   4. Mundial Confianca             Insurance          6.1
   5. BCP                            Banking           5.7
   6. Banco Espirito Santo           Banking           5.7
   7. BPI                            Banking           5.0
   8. Tranquilidade                 Insurance          4.7
   9. Cimpor                      Construction         4.0
  10. Brisa                      Transportation        3.7
*Company names are abbreviations of those found in the
 chart on page 6.

            SECTOR BREAKDOWN
            (% OF NET ASSETS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SECTOR BREAKDOWN
Banking               16.50%
Construction           7.82%
Consumer               3.54%
Electricity           15.07%
Food/Bev./Tobacco     14.17%
Insurance             12.07%
Telecom.              20.45%
Transportation         6.48%
Other*                 3.90%

*Other includes chemicals & petroleum products, forest products & paper and cash and other assets in excess of liabilities.

My fundamental strategy continues to emphasize the shares of high-quality, blue-chip companies. I believe that these are best-positioned to benefit from rising demand for Portuguese stocks by domestic and foreign investors. In addition, I intend to engage in selective buying of the so-called "second-line," smaller-capitalization names with good growth potential, as especially attractive opportunities arise.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

A good example of my blue-chip preference is COMPANHIA DE SEGUROS MUNDIAL CONFIANCA, S.A. ("Mundial"), a banking and insurance giant that has been one of the Fund's largest holdings since the latter part of 1996. Mundial is one of the largest financial groups in Portugal. Although its substantial auto, life and other insurance operations are, by themselves, notably attractive, it is Mundial's banking operations that give its shares the potential for exceptional long-term appreciation.

Mundial was an early participant in and beneficiary of Portugal's bank privatization program, having purchased 80% of Banco Pinto & Sotto Mayor, S.A. ("BPSM") in 1994, shortly after BPSM was privatized. BPSM enjoys a strong brand image and a loyal customer base within its core retail banking business. More important, it provides Mundial with controlling interests in Banco Totta e Acores, S.A. ("BTA"), Credito Predial Portugues, S.A. (a major mortgage bank) and Banco Chemical Finance, S.A.

I see plenty of upside in Mundial shares, specifically because of its banking operations:

- The company has been slow to cross-sell its admirably wide menu of insurance, banking and investment products. BPSM's and BTA's extensive branch networks give Mundial a powerful distribution system that significantly enhances the potential gains of such cross-selling.

- There is meaningful scope for cost savings in BPSM's eventual consolidation of BTA's operations. When redundancies are eliminated and operational functions are merged, costs should fall and profits rise.

Another outstanding blue-chip is JERONIMO MARTINS S.G.P.S., S.A. ("JM"), a top Portuguese food retailer and leading consumer goods manufacturer. JM is Portugal's second-largest retailer of any kind as measured by its number of stores.

The key to JM's investment appeal is its simultaneous exposure to the thriving Portuguese economy and shrewd diversification into other countries. At home, JM is the dominant operator of supermarkets (with a market share of around 45%) and also owns prominent chains of hypermarkets and cash-and-carry stores. Over the years, it has managed its domestic operations in a prudent manner that has generated above-average shareholder returns through thick and thin.

Management recognized several years ago that the company could not continue to achieve strong growth if limited to the Portuguese market. It thus began to expand overseas, beginning with stores in Poland and England in 1995 and moving into Brazil in late 1997.

I am impressed with JM's defensive nature: just as its established and profitable presence in Portugal provides it with a steady source of cash to fund its overall needs, it partially offsets domestic business risk by moving into other markets. The food and other consumer products that it makes, furthermore, enjoy unfettered access to retail shelves and give the company an additional revenue stream.

JM is one of the largest Portuguese non-financial, non-government-linked companies that is publicly traded, and the Fund has owned its shares since the Fund's inception in 1989. For the reasons I have described, I expect JM to remain among the Fund's core holdings well into the future.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

OUTLOOK: CAUTIOUSLY OPTIMISTIC

I continue to feel optimistic about the prospects for Portuguese equities in 1999--albeit with near-term caution based on valuation concerns--due to these factors:

- The theme of European interest-rate convergence, which proved so positive for the Portuguese market in 1998, should continue to apply.

- Corporate restructuring and consolidation activity is accelerating, especially in the financial services sector.

- The government intends to sell more of its stake in high-profile Portugal Telecom, S.A., which should help to stimulate investor interest.

- Larger, global-oriented investors are playing a more influential role in trading activity. While this undoubtedly adds an element of risk to the market, it also provides the key benefits of higher liquidity, greater demand for research coverage and increased transparency of corporate disclosure.

I would like to close my remarks by noting an important development. This past October, the Directors of the Fund proposed and approved a program to buy back a substantial portion (I.E., up to 15%) of the Fund's outstanding shares. The Directors strongly believed in the appropriateness of such a move, given that the discount of the Fund's share price to its net asset value had widened to compellingly attractive levels. I will be able to discuss the progress made in this direction in my next semi-annual report.

Respectfully,

                [SIG]
Richard W. Watt
President and Chief Investment Officer *

FROM CREDIT SUISSE ASSET MANAGEMENT:

 I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

 II. Effective on or about April 1, 1999, shareholders whose shares are registered in their own name will automatically participate in a dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

     easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 17 through 19 of this report.

III. Many services provided to the Fund and its shareholders by Credit Suisse Asset Management ("CSAM") and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

   CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

   CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
*Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., and The Latin America Investment Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               THE PORTUGAL FUND
Plot Points for Sector Allocation- December 31,
1998
                                                                         12/31/98    12/31/97
Banking                                                                    16.50%      18.50%
Chemicals & Petroleum Products                                              1.16%       2.47%
Construction & Public Works                                                 7.82%       8.00%
Consumer Products                                                           3.54%       0.00%
Electric-Integrated                                                        15.07%      24.05%
Foodstuffs, Beverages & Tobacco                                            14.17%       7.43%
Forest Products & Paper                                                     2.70%       3.75%
Insurance                                                                  12.07%      10.12%
Telecommunications                                                         20.45%      28.34%
Transportation & Warehousing                                                6.48%       5.28%
Other                                                                       0.00%       2.92%
Cash & Cash Equivalents                                                     0.04%    (10.86)%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                         Percent of Net
           Holding                                                                  Sector                   Assets
-----------------------------------------------------------------------------------------------------------------------
       1.  Portugal Telecom, S.A.                                             Telecommunications               20.5
-----------------------------------------------------------------------------------------------------------------------
       2.  Electricidade de Portugal, S.A.                                   Electric-Integrated               15.1
-----------------------------------------------------------------------------------------------------------------------
       3.  Jeronimo Martins S.G.P.S., S.A.                             Foodstuffs, Beverages & Tobacco         10.9
-----------------------------------------------------------------------------------------------------------------------
       4.  Companhia de Seguros Mundial Confianca, S.A.                           Insurance                     6.1
-----------------------------------------------------------------------------------------------------------------------
       5.  Banco Comercial Portugues, S.A.                                         Banking                      5.7
-----------------------------------------------------------------------------------------------------------------------
       6.  Banco Espirito Santo e Comercial de Lisboa, S.A.                        Banking                      5.7
-----------------------------------------------------------------------------------------------------------------------
       7.  BPI-S.G.P.S., S.A.                                                      Banking                      5.0
-----------------------------------------------------------------------------------------------------------------------
       8.  Companhia de Seguros Tranquilidade                                     Insurance                     4.7
-----------------------------------------------------------------------------------------------------------------------
       9.  Cimpor-Cimentos de Portugal, S.G.P.S., S.A.                   Construction & Public Works            4.0
-----------------------------------------------------------------------------------------------------------------------
      10.  Brisa-Auto Estradas de Portugal, S.A.                         Transportation & Warehousing           3.7
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED
 SECURITIES-99.96%
 BANKING-16.50%
Banco Comercial Portugues, S.A.,
 (Registered)...........................         75,700  $ 2,325,044
Banco Comercial Portugues, S.A., Series
 A......................................         29,000    3,306,000
Banco Espirito Santo e Comercial de
 Lisboa, S.A., (Registered).............        181,035    5,613,260
BPI-S.G.P.S., S.A.......................        145,700    4,939,656
                                                         -----------
                                                          16,183,960
                                                         -----------
 CHEMICALS & PETROLEUM PRODUCTS-1.16%
Corporacao Industrial do Norte, S.A.,
 (Bearer)...............................         28,471    1,137,009
                                                         -----------
 CONSTRUCTION & PUBLIC WORKS-7.82%
Cimpor-Cimentos de Portugal, S.G.P.S.,
 S.A....................................        122,271    3,899,228
Mota e Companhia, S.A...................         61,100      728,982
Semapa-Sociedade de Investimento e
 Gestao S.G.P.S., S.A...................        144,900    2,865,786
Sociedade de Construcoes Soares da
 Costa, S.A., Rights+...................         74,900      174,431
                                                         -----------
                                                           7,668,427
                                                         -----------
 CONSUMER PRODUCTS-3.54%
Sonae Investimentos, S.G.P.S., S.A......         71,400    3,467,648
                                                         -----------
 ELECTRIC-INTEGRATED-15.07%
Electricidade de Portugal, S.A..........        671,950   14,779,779
                                                         -----------
 FOODSTUFFS, BEVERAGES & TOBACCO-14.17%
Jeronimo Martins S.G.P.S., S.A..........        196,246   10,725,224
Sumolis-Companhia Industrial de Frutas e
 Bebidas, S.A...........................        321,346    2,303,391
Unicer-Uniao Cervejeira, S.A.,
 (Registered)...........................         36,500      870,107
                                                         -----------
                                                          13,898,722
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 FOREST PRODUCTS & PAPER-2.70%
Corticeira Amorim S.G.P.S., S.A.........         97,400  $ 1,396,316
Portucel Industrial-Empresa Produtora de
 Celulose, S.A..........................        191,400    1,254,350
                                                         -----------
                                                           2,650,666
                                                         -----------
 INSURANCE-12.07%
Companhia de Seguros Imperio, S.A.+.....        150,000    1,220,891
Companhia de Seguros Mundial Confianca,
 S.A.+..................................        187,600    5,960,619
Companhia de Seguros Tranquilidade......        146,050    4,656,687
                                                         -----------
                                                          11,838,197
                                                         -----------
 TELECOMMUNICATIONS-20.45%
Portugal Telecom, S.A...................        282,926   12,959,324
Portugal Telecom, S.A. ADR..............        159,061    7,098,097
                                                         -----------
                                                          20,057,421
                                                         -----------
 TRANSPORTATION & WAREHOUSING-6.48%
Barbosa & Almeida-Fabrica de Vidros,
 S.A....................................        162,900    2,764,253
Brisa-Auto Estradas de Portugal, S.A....         61,125    3,594,542
                                                         -----------
                                                           6,358,795
                                                         -----------

TOTAL INVESTMENTS-99.96%
 (Cost $78,833,480) (Notes A,D)........................   98,040,624
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-0.04%...
                                                              42,940
                                                         -----------
NET ASSETS-100.00%.....................................  $98,083,564
                                                         -----------
                                                         -----------
---------------------------------------------------------
+          Security is non-income producing.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $78,833,480)
 (Note A)...............................     $ 98,040,624
Cash (Note A)...........................       26,706,258
Prepaid expenses........................            1,420
                                             ------------
Total Assets............................      124,748,302
                                             ------------

 LIABILITIES
Payables:
  Dividend..............................       26,241,540
  Investment advisory fee (Note B)......          303,382
  Administration fees (Note B)..........           12,137
  Other accrued expenses................          107,679
                                             ------------
Total Liabilities.......................       26,664,738
                                             ------------
NET ASSETS (applicable to 5,355,416
 shares of common stock outstanding)
 (Note C)...............................     $ 98,083,564
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($98,083,564
  DIVIDED BY 5,355,416).................           $18.31
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,355,416 shares issued and outstanding
 (100,000,000 shares authorized)........     $      5,355
Paid-in capital.........................       73,961,222
Undistributed net investment income.....          126,437
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................        4,783,552
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................       19,206,998
                                             ------------
Net assets applicable to shares
 outstanding............................     $ 98,083,564
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 2,462,483
  Interest..............................         559,516
  Less: Foreign taxes withheld..........        (404,370)
                                             -----------
  Total Investment Income...............       2,617,629
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       1,512,033
  Custodian fees........................         198,800
  Administration fees (Note B)..........         128,376
  Accounting fees.......................          77,998
  Printing..............................          75,000
  Audit and legal fees..................          67,002
  Directors' fees.......................          29,899
  Transfer agent fees...................          29,599
  NYSE listing fees.....................          16,180
  Insurance.............................          13,903
  Other.................................          16,001
                                             -----------
  Total Expenses........................       2,164,791
  Less: Fee waivers (Note B)............        (205,639)
                                             -----------
    Net Expenses........................       1,959,152
                                             -----------
  Net Investment Income.................         658,477
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      30,767,160
  Foreign currency related
   transactions.........................        (264,269)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (6,670,819)
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      23,832,072
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $24,490,549
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December
                                                          31,
                                             -----------------------------
                                                 1998             1997
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income ................     $    658,477     $    251,992
  Net realized gain on investments and
   foreign currency related
   transactions.........................       30,502,891       28,138,380
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................       (6,670,819)       4,435,796
                                             ------------     ------------
    Net increase in net assets resulting
     from operations....................       24,490,549       32,826,168
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income ................         (394,077)         (53,193)
  Net realized gain on investments .....      (30,071,072)     (21,968,611)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders ......................      (30,465,149)     (22,021,804)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from 36,140 shares and 16,731
   shares, respectively, issued in
   reinvestment of dividends and
   distributions........................          614,394          240,506
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................       (5,360,206)      11,044,870
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      103,443,770       92,398,900
                                             ------------     ------------
End of year (including undistributed net
 investment income of $126,437 and
 $126,306, respectively)................     $ 98,083,564     $103,443,770
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                      For the Years Ended December 31,
                               -------------------------------------------------------------------------------
                                 1998        1997        1996        1995        1994        1993       1992
                               -------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period......................     $19.45      $17.43      $13.29      $14.33      $12.52      $8.90     $10.77
                               ---------   ---------   ---------   ---------   ---------   --------   --------
Net investment income........       0.12        0.05        0.11        0.17        0.06       0.07       0.11
Net realized and unrealized
 gain/ (loss) on investments
 and foreign currency related
 transactions................       4.43+       6.11+       4.11       (1.03)       1.81       3.55      (1.92)
                               ---------   ---------   ---------   ---------   ---------   --------   --------
Net increase/(decrease) in
 net assets resulting from
 operations..................       4.55        6.16        4.22       (0.86)       1.87       3.62      (1.81)
                               ---------   ---------   ---------   ---------   ---------   --------   --------
Dividends and distributions
 to shareholders:
  Net investment income......      (0.07)      (0.01)      (0.08)      (0.15)      (0.06)        --      (0.06)
  In excess of net investment
   income....................         --          --          --          --          --         --         --
  Net realized gain on
   investments and foreign
   currency related
   transactions..............      (5.62)      (4.13)         --       (0.03)         --         --         --
                               ---------   ---------   ---------   ---------   ---------   --------   --------
Total dividends and
 distributions to
 shareholders................      (5.69)      (4.14)      (0.08)      (0.18)      (0.06)        --      (0.06)
                               ---------   ---------   ---------   ---------   ---------   --------   --------
Net asset value, end of
 period......................     $18.31      $19.45      $17.43      $13.29      $14.33     $12.52      $8.90
                               ---------   ---------   ---------   ---------   ---------   --------   --------
                               ---------   ---------   ---------   ---------   ---------   --------   --------
Market value, end of
 period......................    $15.625     $15.813     $13.750     $11.125     $13.875    $14.125     $8.000
                               ---------   ---------   ---------   ---------   ---------   --------   --------
                               ---------   ---------   ---------   ---------   ---------   --------   --------
Total investment return(a)...      32.56%      43.21%      24.28%     (18.65)%     (1.35)%    76.56%    (17.34)%
                               ---------   ---------   ---------   ---------   ---------   --------   --------
                               ---------   ---------   ---------   ---------   ---------   --------   --------

 RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted)...............    $98,084    $103,444     $92,399     $70,431     $75,908    $66,351    $47,134
Ratio of expenses to average
 net assets, net of fee
 waivers.....................       1.50%       1.56%       1.62%       1.58%       1.41%      1.97%      1.92%
Ratio of expenses to average
 net assets, excluding fee
 waivers.....................       1.66%       1.73%       1.81%       1.76%       1.59%      2.00%        --
Ratio of net investment
 income to average net
 assets......................       0.51%       0.23%       0.75%       1.18%       0.43%      0.66%      1.07%
Portfolio turnover rate......      48.52%      72.25%      35.94%      35.73%      15.47%     24.47%     39.07%

                                                                     For the Period
                                                                        through
                                 1991              1990            December 31, 1989

 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period......................     $10.96                 $13.79             $13.79**
                               ---------                -------            -------
Net investment income........       0.13                   0.16               0.04
Net realized and unrealized
 gain/ (loss) on investments
 and foreign currency related
 transactions................      (0.21)                 (2.87)              0.04
                               ---------                -------            -------
Net increase/(decrease) in
 net assets resulting from
 operations..................      (0.08)                 (2.71)              0.08
                               ---------                -------            -------
Dividends and distributions
 to shareholders:
  Net investment income......      (0.11)                 (0.12)             (0.04)
  In excess of net investment
   income....................         --                     --              (0.04)
  Net realized gain on
   investments and foreign
   currency related
   transactions..............         --                     --                 --
                               ---------                -------            -------
Total dividends and
 distributions to
 shareholders................      (0.11)                 (0.12)             (0.08)
                               ---------                -------            -------
Net asset value, end of
 period......................     $10.77                 $10.96             $13.79
                               ---------                -------            -------
                               ---------                -------            -------
Market value, end of
 period......................     $9.750                 $9.250            $17.000
                               ---------                -------            -------
                               ---------                -------            -------
Total investment return(a)...       6.58%                (44.91)%            22.49%
                               ---------                -------            -------
                               ---------                -------            -------
 RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted)...............    $57,036                $58,084            $73,023
Ratio of expenses to average
 net assets, net of fee
 waivers.....................       1.96%                  2.04%              2.26%(b)
Ratio of expenses to average
 net assets, excluding fee
 waivers.....................         --                     --                 --
Ratio of net investment
 income to average net
 assets......................       1.20%                  1.38%              2.03%(b)
Portfolio turnover rate......      13.31%                 10.09%                --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Includes a $0.02 and $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's Dividend Reinvestment Plan in 1998 and 1997, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the last current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded and/or non-readily marketable securities. At December 31, 1998, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1998, the interest rate was 4.125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1998, the Fund reclassified $264,269 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTUGAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
$50 million and 1.10% of amounts over $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser. For the year ended December 31, 1998, BEA earned $1,512,033 for advisory services, of which BEA waived $205,639. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the year ended December 31, 1998, BEA was reimbursed $10,801 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. For the year ended December 31, 1998, BSFM earned $117,575 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,355,416 shares outstanding at December 31, 1998, BEA owned 7,206 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was $78,833,480. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of
$19,207,144 was composed of gross appreciation of $23,828,252 for those investments having an excess of value over cost and gross depreciation of $4,621,108 for those investments having an excess of cost over value.

For the year ended December 31, 1998, purchases and sales of securities, other than short-term investments, were $56,817,661 and $97,559,362, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the year ended and at December 31, 1998.

NOTE F. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 to December 31, 1998, the Fund did not repurchase any of its shares.

--------------------------------------------------------------------------------
   14

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Portugal Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of The Portugal Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations for the year then ended, changes in net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 19, 1999

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 1998, the annual meeting of shareholders of The Portugal Fund, Inc. (The "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                          FOR      WITHHELD   NON-VOTES
-------------------------------------------------------------------------------------  ----------  ---------  ----------
William W. Priest, Jr.                                                                  3,656,980    234,055   1,455,305
Martin M. Torino                                                                        3,657,704    233,331   1,455,305

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, Jonathan W. Lubell and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the year ending December 31, 1998.

   FOR       AGAINST    ABSTAIN   NON-VOTES
----------  ---------  ---------  ----------
3,348,140      21,043    521,852   1,455,305

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1998) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $5.69 per share distribution paid in respect of such year, $2.07 was derived from ordinary income and $3.62 was derived from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that were passed through to shareholders for the year ending December 31, 1998 were $404,370, equal to $0.08 per share. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1998.

Notification for calendar year 1998 was mailed in January 1999. The notification will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.

--------------------------------------------------------------------------------
   16

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Portugal Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston,  N.A.,  as  Program  Administrator,  administers  the  Program   for
participants, keeps records, sends statements of account to participants and performs other duties relating to the Program.

--------------------------------------------------------------------------------

Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

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   18
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-8571; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

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                                                                           19

 SUMMARY OF GENERAL INFORMATION

The Fund--The Portugal Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing primarily in Portuguese securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1998, CSAM managed approximately $35.3 billion in assets in the U.S.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Portugal" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "PortugalFd". The Fund's New York Stock Exchange trading symbol is PGF. Weekly comparative net asset value (NAV) and market price information about The Portugal Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM CLOSED-END FUNDS

LITERATURE  REQUEST--Call  today  for   free  descriptive  information  on   the
closed-end  funds listed  below at  1-800-293-1232 or  visit our  website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Portugal Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Jonathan W. Lubell              Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

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                                                                      3912-AR-98